Exhibit 99.2

PVH

TOMMY HILFIGER

Phillips-Van Heusen and Tommy Hilfiger:

March 15, 2010

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Forward Looking Statements

We obtained or created the market and competitive position data used throughout this report from research, surveys or studies conducted by third parties, information provided by customers and industry or general publications. Industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. While we believe that each of these studies and publications and other information is reliable, we have not independently verified such data and we do not make any representation as to the accuracy of such information.

The information in this presentation contains certain forward-looking statements that reflect our view as of March 15, 2010 of future events and financial performance, including that our proposed acquisition of Tommy Hilfiger is completed on the terms proposed and is financed on the terms currently anticipated. Any such events and performance are subject to risks and uncertainties indicated in our SEC filings and our safe harbor statement in the press release issued in connection with the announcement of the transaction. Our future results of operations could differ materially from those projected herein. We do not undertake any obligation to update publicly any forward-looking statement herein.

This presentation also includes non-GAAP financial measures. Reconciliations of such measures are included at the back of this presentation.

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PVH TOMMY HILFIGER

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Emanuel Chirico

Chairman & Chief Executive Officer

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•Good morning and welcome to our call to discuss the exciting news we announced this morning that Phillips-Van Heusen and Tommy Hilfiger are combining to create one of the world’s largest and most profitable apparel companies.

•As Pam mentioned, with me this morning is Fred Gehring, Chief Executive Officer of Tommy, who will serve as CEO of PVH’s international operations and will be responsible for the Tommy brand worldwide.  Also with us is Michael Shaffer, PVH’s Executive Vice President & Chief Financial Officer.

Transaction Summary

Terms	▪ Total consideration of €2.2 billion plus the assumption of €100 million in liabilities ▪ Consideration includes €1.924 billion in cash and €276 million in PVH stock and totals approximately $3.0 billion (no debt/no cash)
Financing	▪ $385 million of cash on hand ▪ $2.45 billion of senior secured debt to be provided by bank syndicate, including a $450 million undrawn revolving credit facility ▪ $600 million of senior unsecured notes (refinancing $300 million of existing senior notes) ▪ $200 million in PVH perpetual convertible preferred stock with no coupon to LNK Partners and MSD Capital ▪ Approximately $200 million in new shares of PVH common stock
Accretion	▪ Immediately accretive to non-GAAP EPS ▪ Cost synergies: $40 million annualized
Pro Forma Full Year Estimate	▪ 2010 pro forma revenue of approximately $4.8 billion ▪ 2010 pro forma EBITDA of approximately $755 million[1]
Management	▪ Manny Chirico, Chairman & CEO ▪ Fred Gehring, CEO of International Operations, will manage Tommy brand globally ▪ Tommy senior management team expected to stay
Board of Directors	▪ 10 existing directors plus Fred Gehring, Christian Stahl of Apax Partners, and David Landau of LNK Partners
Ownership	▪ Apax & Tommy management will collectively own 13% of PVH on fully diluted basis ▪ LNK and MSD will collectively own 6% of PVH on fully diluted basis
Closing	▪ During PVH fiscal 2010 second quarter, subject to financing, regulatory approvals, customary closing conditions

[1]See appendix for GAAP reconciliation

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PVH TOMMY HILFIGER

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•Many of you will have seen our press release this morning and the details on the transaction summary slide.

•Let me make a few key points: This transaction is on a cash free/debt free basis at an 8.1x multiple based on estimated FY 2010 Tommy Hilfiger EBITDA and a 7.4x multiple including expected annual cost synergies.

•The combined entity will generate over $4.8 billion in revenue and $755 million of EBITDA on a 2010 estimated full year pro forma basis.

•Creates substantial value for our stockholders and is immediately accretive to EPS on a non-GAAP basis.

•Apax & Tommy management will collectively own 13% of PVH on fully diluted basis.  LNK and MSD will collectively own 6% of PVH on fully diluted basis

•Fred Gehring, Tommy’s CEO will continue in that role and will assume the added responsibility as CEO of PVH’s international operations and manage the Tommy brand globally.  Fred has also agreed to join the PVH Board.  We have entered into management retention arrangements with Tommy’s senior management team and we welcome them to the PVH family.

Strategic Rationale

Creates One of World's Largest & Most Profitable Apparel Companies	▪ Calvin Klein and Tommy Hilfiger – Global "Mega-brands" with significant growth potential ▪ Brings together two highly complementary companies with iconic brands and strong growth prospects ▪ Provides increased resources to internationally grow PVH's heritage brands and businesses
Financially Compelling	▪ Immediately accretive to non-GAAP EPS – $0.20 to $0.25 of accretion in FY ending January 30, 2011 (partial year) – $0.75 to $1.00 of accretion in FY ending January 29, 2012 ▪ Strong operating margins ▪ Solid credit profile with robust free cash flow generation driving rapid debt paydown
Leading Global Brands	▪ Calvin Klein and Tommy Hilfiger both rank among world's top designer brands with ~$5.8 billion and ~$4.5 billion, respectively, in retail sales ▪ PVH heritage brands in 2009 provided $1.6 billion in revenue. These brands have leading positions in dress furnishings and men's sports shirts ▪ Tommy has prominent European presence and 90+% brand awareness in Europe

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PVH TOMMY HILFIGER

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•The Tommy Hilfger acquisition meets our acquisition criteria: an outstanding, highly profitable brand with a strong international operating platform, which is immediately accretive to earnings, and focused on international growth.

•Brings together two highly complementary companies with iconic brands.  Compelling combination will generate strong sales growth, high operating margins and substantial free cash flow which will enable us to rapidly reduce debt and maintain a solid credit profile while continuing to grow the respective brands and businesses within our broader portfolio.

•The transaction accretion for this deal, excluding 2010 one-time costs and transaction expenses is immediate:

$0.20 to $0.25 on a non-GAAP basis in FY ending January 30, 2011 (partial-year basis)

$0.75 to $1.00 in FY ending January 29, 2012

The Tommy acquisition accelerates PVH’s international presence and growth prospects and will build on the core strengths of each company.  At the same time, it will provide increased resources to grow our respective brands and businesses.

Calvin Klein and Tommy Hilfiger both also rank among the world’s top designer brands with approximately $5.8 billion and approximately $4.5 billion in global retail sales respectively.  Add that to Tommy’s prominent European presence, and you can begin to see the size and potential we are talking about.

Strategic Rationale

Highly Balanced and Complementary Business Platform	• Operations in over 80 countries reaching broad base of customers with multiple brands, price points and diversified channels of distribution • Combined company will be balanced across channels and distribution, and price points – ~60/40% split of Domestic/International revenue – ~45% Wholesale, 45% Retail, 10% Licensing revenue mix
Enhances and Diversifies Each Company's Brand Portfolio	• Combination of two globally recognized, respected and complementary brands: – Calvin Klein: Modern, Contemporary – Tommy Hilfiger: Classic American Cool • Diverse portfolio of other nationally recognized owned and licensed brands – Customers will benefit from greater breadth and depth in product categories and price points, commitment to innovation and quality
Strong and Experienced Senior Management Team	• Culturally complementary organizations with a shared management vision • Will maintain Tommy team and culture as we have in management of Calvin Klein acquisition • Combination will create enhanced opportunities for employees and business partners • Both companies have demonstrated ability to operate with leverage and the ability to rapidly de-lever

PVH Has Track Record of Integrating Acquisitions and Achieving Financial Targets

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PVH TOMMY HILFIGER

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•The combined company’s portfolio will reflect an attractive balance of international and domestic operations, with Tommy Hilfiger’s established international platform in Europe and Asia strategically complementing PVH’s strong North American presence.

•Greater breadth and depth in product categories and price points as well as an unwavering commitment to innovation and quality.

•Approximately 60 percent of our revenue will be based in the U.S. with the remaining 40 percent coming from outside of the country. Approximately 45 percent of our business will be wholesale, 45 percent retail and 10 percent will be from licensing.

•Additionally, we will be able to provide our customers with greater breadth and depth in product categories and price points as the combination of Calvin Klein and Tommy Hilfiger will be able to provide styles and options for nearly every wardrobe.

•We are also extremely excited about the addition of Tommy’s exceptionally strong and experienced management team.  Fred started the Tommy Hilfiger business in Europe in 1996 and has been running the Tommy Hilfiger brand globally since 2006.  He brings with him a wealth of talent and expertise.  We have had many discussions over the past few months and it is apparent that both PVH and Tommy are culturally complementary organizations with a shared management vision.

•We fully expect to maintain Tommy’s team and culture as we did in our acquisition of Calvin Klein, meaning all of Tommy’s existing design, marketing and other customer and consumer-facing operations will remain in place.  Importantly, employees of both companies will benefit from enhanced opportunities as part of a stronger and more globally diversified industry leader.

Tommy Hilfiger Meets All Our Strategic Criteria

Iconic Global Lifestyle Brand

Enhances Core Competencies of Both Companies

Highly Balanced Business Profile With Global Distribution Network and Broad Product Offering

Strong Financial Performance And Cash Flow Generation Under Current Management

Excellent Growth Prospects

Stable and Resilient Global Business With Growth Potential

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PVH TOMMY HILFIGER

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•Fred and I have been speaking for an extended period on how both companies could take advantage of this unique opportunity.  The more we discussed the strategic advantages of this transaction, the more appealing it became.

•Over the last three years, Tommy has continued to gain momentum in Europe and Asia, while successfully rebuilding its business in North America, producing solid overall performance and generating strong cash flow.  I would point out that Tommy’s exclusive arrangement with Macy’s was a positive strategic decision which put the brand in alignment with its international positioning.  We will work hard to grow this important relationship.

•While I will ask Fred to talk about the past three years in more detail, Tommy exhibited strong performance and cash flow generation by focusing on its balance sheet, increasing efficiencies and significantly reducing its cost base and inventory levels across the entire organization.

•It has showed that it is a stable internationally-focused business with growth potential that is well positioned to benefit from the economic recovery.

A Diversified Global Leader

Will become one of world's largest global apparel companies by revenue and EBITDA and have substantial scale and strength across key regions and a leading presence in multiple distribution channels

2010E Revenues (in billions)

$8.0
$6.0
$4.0
$2.0
$0
$7.4
$5.2
$5.0
$4.8
$4.1
$3.6
$3.4
$2.8
$2.8
$2.5
$2.3
$2.3
$2.2
$2.1
$2.1
VFC
RL
ESPRIT
PF PVH
HBI
COH
JNY
LIZ
BEN
PVH
TH
GES
BOS
WRC
BRBY

Pro Forma 2010E Geographic Revenue

PVH Current

10%
90%

$2,485mm

Pro Forma Combined

37%
63%

$4,803mm

■ US ■ International

Pro Forma 2010E Geographic EBITDA

PVH Current

31%
69%

$356mm

Pro Forma Combined

57%
43%

$755mm

See appendix for GAAP reconciliation

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PVH TOMMY HILFIGER

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•We believe this is a transformational transaction that creates a very competitive global company.

•Our top and bottom line will be strong with broad geographic coverage and a balanced mix across channels.

•This is just a snapshot of how we see the businesses together in year one and we expect to do better as we move forward after closing.

PVH: Acquisition Experience

PVH Revenues (in millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$1,392
$1,569
$2,400
FY03 – FY09E CAGR 7.4%

	FY02	FY03	FY09E	'03 – '09 CAGR
EBITDA	$94.7mm	$141.5mm	$318.2mm	**14.5%**
FYE Market Cap	329.6mm	532.2mm	2,032.7mm	25.0%
FYE TEV (a)	515.2mm	1,179.1mm	2,075.7mm	9.9%
Leverage Ratio (b)	2.6x	4.7x	1.3x	

Source: Company's public filings.
(a) Calculated using the latest publically reported net debt and preferred equity balances as of the last day of the fiscal year.
(b) Calculated as (total debt + preferred equity)/EBITDA.

[1]See appendix for GAAP reconciliation

PVH TOMMY HILFIGER

•Proven track record of acquisitions.

•Since acquiring the Calvin Klein business in 2003, PVH has grown revenues at 7.4% compound annual growth rate and EBITDA at 14.5% CAGR.

•Since 2003, Calvin Klein has been growing annually at a rate of about 12% to 14% a year. Even in a tough 2009, we grew CK royalty revenue 6% in 2009.

•The fact that our brand has continued to grow and perform in a very difficult environment is a testament to the strength of the Calvin Klein brand worldwide, and the growth prospects of the brand as we go forward.

•Tommy is a very similar deal.  One that we think has many of the same qualities and really allows us to deliver immediate value to shareholders and gives us the opportunity to evolve, grow and continue to look at future opportunities in a relatively short timeframe.

•With that, let me turn the call over to Fred to tell you more about Tommy and what he and his team have accomplished over the past three years.

Fred Gehring

Chief Executive Officer of International Operations

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PVH TOMMY HILFIGER

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Tommy Hilfiger – An Iconic Global Lifestyle Brand

TOMMY HILFIGER

- Brand position as premium, yet affordable designer lifestyle brand with unique global reach
- Global gross retail revenue of ~€3.1bn in FY'09
- Clear brand image – "*Classic American Cool*"
- Very strong global brand awareness and excellent customer acceptance
- Favorable customer demographics with growing global customer base
- Attractive positioning in the "post-crisis", increasingly value-oriented consumer world

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PVH TOMMY HILFIGER

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•Many of you are familiar with the Tommy Hilfiger brand from a US perspective. But you may not be familiar with the brand’s global evolution over the years, so I’d like to update you briefly on the background

•Tommy Hilfiger founded his business in 1985 as a quintessential American preppy brand for the young at heart. It went on to become a big success but by the mid-nineties, the brand had become over-licensed, overexposed and had strayed from its original positioning in the US.  By 2001, the business peaked, leading to a period of decline.

•In Europe and Asia, Tommy Hilfiger was introduced in the late nineties, also positioned as a quintessential American preppy brand for the young at heart. This mirrored the original positioning in the US and has consistently been the brand’s core proposition since that time.  In the past 10 years, the brand’s position has continued to elevate in these regions and has led to a very firmly anchored premium, yet affordable positioning.

•Since the privatization in 2006, we have initiated many steps to re-align the brand position in the US to what it is overseas, and have achieved significant success.

•The brand image around the world today is clear and consistent: Tommy Hilfiger is Classic American Cool. If you haven’t experienced the brand proposition recently, I invite you to visit the flagship store on Fifth Avenue we opened last year.

•We have extremely strong global brand awareness, customer loyalty and intent to purchase. The youthful, American spirit of the brand is highly attractive in many emerging markets.

•And in the post crisis, value-oriented world, the relatively attractive pricing of our products has helped us to not only survive but thrive.

Tommy Hilfiger: Historical Performance

Historical Revenue Development

Tommy Hilfiger Corp

(USD in millions, fiscal year ending March 31)

Management Buyout: May 2006
CAGR: 13.6%
1,774
2,101
2,057
2,006
2,023
1,981
1,855
1,796
1,708
1,898
2,203
FY99
FY'00
FY'01
FY'02
FY'03
FY'04
FY'05
FY'06
FY'07
FY'08
FY'09
Europe
U.S.
Canada
RoW

Assumes constant exchange rate

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•Let me tell you the background of the privatization in 2006. Since the launch of Tommy Hilfiger in Europe in 1997, the business in Europe experienced enormous growth with an approximate CAGR of 30% over the period. Yet the results as reported by the public company during this time only reflected the aggregate decline of the group.

•It became clear that the excellent results outside of the US, especially in Europe, were negatively balanced by the decline in the US wholesale business, and these observations led to the buy out of the Company in 2006, supported by Apax.

•Following privatization, we proceeded to reorganize the group, putting more emphasis on international activities, shrinking and thus reducing the dependency on the US wholesale business, ending a number of licensee relationships, and trading up the brand to become more aligned with what it represents outside of the US. We opened free-standing stores in key locations and eventually concluded a strategic exclusive alliance with Macy’s.

•In the past three years we therefore allowed the growth of the international business to emerge as the group’s growth driver, eventually supported by refound growth in the US.

•Accordingly in the last three years the group was able to report a CAGR of 13.6%

Tommy Hilfiger: Balanced Business Profile

Revenue Breakdown FY'09

Channel
Licensing 2%
Retail 48%
Europe 40%
North America 10%
Wholesale 50%
Geography
Japan 9%
RoW 1%
Europe 50%
North America 40%
Product
Other 10%
Bodywear 2%
Footwear 5%
Childrens-wear 9%
Menswear 35%
Womens-wear 25%
Denim 14%
Sportswear 60%

FY'09 Revenue: €1,600 million

- Highly balanced and well diversified profile
- Broad product offering – multiple product categories spanning men's, women's and children's
- Established platform scalable for other brands
- Global brand and approach to design; local interpretation & adaptation
- ~900 retail stores per end of FY09 of which ~50% owned and operated

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PVH TOMMY HILFIGER

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•Tommy Hilfiger has a very attractively balanced business profile. Almost half of the global sales are retail versus wholesale. Half the business is in Europe, with 40% in the US and just under 10% of the business in Japan.

•In addition, our product portfolio is highly balanced and illustrates the lifestyle strength of the brand – we offer both men’s and women’s sportswear and denim, we have substantial childrenswear and footwear businesses, a meaningful tailored clothing business as well as a range of accessories.

•This diversification, exposure to different trends and different currencies, as well as the attractive balance between wholesale and retail, have served us well through the economic challenges of late.

•Today, there are over 1,000 Tommy Hilfiger retail stores around the world, of which almost 400 have been opened since 2006. 50% of our stores are operated by the company.

Tommy Hilfiger: Accomplishments Under Private Ownership

U.S. Wholesale repositioned and growing

Canada Wholesale discontinued – Retail integrated into U.S. organization under consolidated leadership

Buying offices sold to Li & Fung

Material brand-related acquisitions successfully executed (Japan, EU Footwear, U.S. Handbags & Footwear, Turkey)

Significant cash flow generated during crisis - net debt materially reduced

Consistent global premium lifestyle image enforced

Strong Management team built to drive future growth

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•So while being private for a period of almost four years, with the support of Apax we can highlight the following accomplishments:

•The exclusive strategic alliance with Macy’s, which has allowed the U.S. wholesale segment to grow again and the brand to shine. Tommy Hilfiger over the last few years has been one of the best performing brands in all of Macy’s.

•The reorganization of Canada, closing down the wholesale segment and focusing on retail only, under the consolidated leadership of a North American management team. This move lead to significantly higher profitability on a smaller business, using significantly less working capital.

•The sale of our buying offices to Li and Fung in 2007, allowing us to focus fully on our core competence of design, marketing and sales. It also allowed us to significantly deleverage as a result of the sale.

•We made some important brand related acquisitions, most importantly: European Footwear business (Fall 07), Japan license (Spring 08), and Turkey distributor (Spring 09).

•The recent economic environment drove us to rethink our business model in various ways and led us to materially consolidate our vendor base, focus our product offer, focus our European customer base, redefine our supply chain, operate on significantly lower inventory levels and altogether become more efficient and effective.

•The Tommy Hilfiger brand image and position around the world has never been stronger and we believe we are ready to take advantage of a slowly but surely improving retail business climate.

•I will now turn it over to Michael Shaffer…

Michael Shaffer

Executive Vice President & Chief Financial Officer

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Anticipated Financing Structure

Overview

- **Total consideration of €2.2 billion plus the assumption of €100 million in liabilities**
  - Consideration includes €1.924 billion in cash and €276 million in PVH stock and totals approximately $3.0 billion
  - Based on the significant operating cash flows and assets in Europe, the financing will provide for a portion of the purchase price to be funded through Euro denominated debt

Senior Secured Debt

- **$2.45 Billion Senior Secured Debt**
  - Includes $450 million undrawn revolving credit facility

Senior Unsecured Notes

- **$600 million of Senior Unsecured Notes**
  - Flexibility to issue in both U.S. Dollar and Euro tranches
  - Tender for $300 million of PVH's existing 2011 and 2013 Senior Unsecured Notes concurrent with new issuance

Equity

- **€276 million of common equity issued to Apax**
  - Estimated 8.7 million shares
  - Shareholder agreement between Apax and PVH; includes lock-ups up to 15 months
- **$200 million of perpetual convertible preferred stock to LNK Partners and MSD Capital**
  - No coupon but same dividend rights as PVH common shares
  - Convertible at $47.74 per common share (March 12, 2010, closing price)
- **Approx. $200 million of common equity potentially to be offered to the public**

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Thanks Fred.

Total consideration for this transaction is €2.2 billion, €276 million, or approximately $400 million, will be in PVH equity.

We will finance the cash portion of the acquisition, approximately 1.9 billion Euros, and refinance $300 million of existing senior notes, with a combination of $385 million of cash on hand, $2.45 billion of senior secured debt to be provided by a bank syndicate, including $450 million undrawn revolving credit facility, $600 million of senior unsecured notes, and approximately $200 million through a possible offering of PVH common shares.

Add another $200 million of perpetual convertible preferred stock to LNK Partners and MSD Capital.  These shares have no coupon but will have the same dividend rights as PVH common shares.

It is our intention to use a portion of Euro denominated debt as a natural currency hedge for the deal.

Apax has agreed to a lock-up of its shares and can dispose 50% after nine months and 50% after 15 months.

LNK and MSD have structured a deal with PVH for $200 million of perpetual convertible participating preferred stock that have no coupon and the same dividend rights as PVH common shares.  They have also agreed to certain lock-up provisions.

Pro Forma Financial Metrics

Significant Cash Flow Generation + Revenue & EBITDA Growth = Rapid De-levering

Anticipated pro forma debt-to-EBITDA ratio at close:

3.6x

Anticipated pro forma debt-to-EBITDA ratio at end of fiscal 2012:

2.0x

Expect to generate minimum of $300 million annually in free cash flow to pay down debt

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•As Manny said, we have in place a rigorous plan to de-lever as expeditiously as possible.

•Inherent in the power of the combined company is the ability to generate tremendous amounts of free cash flow that will allow us to pay down debt and continue to invest in our businesses.

•At closing, we expect to have a debt to EBITDA ratio of approximately 3.6x and by the end of fiscal 2012 be down to approximately 2.0x.

•In each subsequent year, we anticipate having at least $300 million of free cash flow to continue to pay down debt.

•I’d now like to turn the call back over to Manny.

Emanuel Chirico

Chairman & Chief Executive Officer

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PVH TOMMY HILFIGER

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Unique Opportunity

Creates Larger and More Profitable
Global Apparel Company

Significant Shareholder Value Creation

Leading Global Brands

Highly Balanced and Complementary Business Platform

Enhances Strategic Distribution across Multiple
Channels, Geographies, Products, and Price Points

Strong and Experienced Management

Combination Of Two Outstanding Companies

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•In closing, we believe this is a great deal for the company, our employees and particularly for our stockholders.  I really do think that these things usually only come around once in a lifetime and we are lucky enough to have the chance again.

•Calvin and Tommy are iconic global mega-brands and we look forward to having the two in our portfolio and the international platform to really drive growth.  With that, we will now take your questions.

[END SCRIPTED REMARKS]

PVH

TOMMY HILFIGER

Phillips-Van Heusen and Tommy Hilfiger:

March 15, 2010

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Appendix: GAAP to Non-GAAP Reconciliations

Earnings Before Taxes, Interest, Depreciation and Amortization (EBITDA)

(Dollars in millions)	2002	2003	2009E	2010(E) (1)	2010E (4)
GAAP earnings before interest and taxes (EBIT)	$69.0	$59.3	$242.3	$503.0	$306.0
Adjustments		$53.6 (2)	$26.2 (2)	$100.0 (3)	
Adjusted EBIT	$69.0	$112.9	$268.5	$603.0	$306.0
Depreciation and Amortization	$25.7	$28.6	$49.7	$152.0	$50.0
EBITDA as presented	$94.7	$141.5	$318.2	$755.0	$356.0
Total debt and preferred equity	$249.0	$663.8	$399.6		
Leverage ratio (total debt and preferred equity/EBITDA)	2.6x	4.7x	1.3x		

(1) Combined pro forma full year estimate based on management estimates assuming the transaction was completed on the first day of PVH's 2010 fiscal year

(2) Adjustments represent the elimination of restructuring and other items

(3) Represents the elimination of one-time cash integration costs and transaction expenses

(4) Represents current PVH estimates

PVH TOMMY HILFIGER

Pro Forma 2010E

Channel Revenue

PVH Current

Wholesale, 50%
Retail, 37%
Licensing, 13%

$2,485mm

Pro Forma Combined

Wholesale, 47%
Retail, 45%
Licensing, 7%

$4,803mm

Channel EBITDA

PVH Current

Wholesale, 41%
Retail, 25%
Licensing, 34%

$356mm

Pro Forma Combined

Wholesale, 47%
Retail, 33%
Licensing, 20%

$755mm

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PVH TOMMY HILFIGER

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